Exhibit 99.1

For Immediate Release

Contact: Erin Leventhal Kintera Inc. erin.leventhal@kintera.com Office: 858-795-8979

Kintera Announces Preliminary First Quarter 2006 Results

Company Schedules Conference Call to Discuss Financial Results

SAN DIEGO – May 10, 2006 – Kintera® Inc. (NASDAQ: KNTA) today announced that unaudited revenue for the quarter ended March 31, 2006 is expected to range from $10.3 million to $10.6 million, exceeding the company’s guidance.

The company also announced that it currently expects unaudited earnings per share (EPS) for the same quarter to be within the company’s guidance range of a loss of $0.26 to $0.28 per share.

Kintera intends to release final financial results for the first quarter 2006 on Friday, May 12, 2006. A conference call to discuss financial results is scheduled for 10:30 a.m. Eastern Time on Monday, May 15, 2006. The call will be hosted by Harry E. Gruber, M.D., Kintera’s CEO and chairman of the board of directors, and Richard Davidson, Kintera’s chief financial officer.

The conference call can be accessed on May 15 by dialing toll-free 800-299-7098 (617-801-9715 for international calls) using conference code 20429354. A live Webcast and replay of the call via the Internet will be available at www.kintera.com by visiting “About Us,” then “Investor Relations,” then “Financial Information,” and then “Webcasts,” or by visiting http://www.kintera.com/webcasts.

About Kintera, Inc.

Kintera®, Inc. (NASDAQ: KNTA) provides an online solution to help nonprofit organizations deliver The Giving Experience™ to donors – including giving convenience, financial transparency, feedback about the social impact of their gifts, and a sense of belonging and appreciation.

More than 15,000 accounts in the nonprofit, government and corporate sectors use Kintera’s “software as a service” innovations, including the Friends Asking Friends® fundraising program and Kintera Sphere™, an enterprise-grade software platform that provides a secure, scaleable and reliable system for social constituent relationship management (CRM), enabling organizations to drive all interactions based on comprehensive knowledge of constituents. Additionally, Kintera FundWare® provides award-winning financial management software developed for nonprofit organizations and governments.

For more information about Kintera’s software and services, visit www.kintera.com.

Kintera, Kintera Sphere, Friends Asking Friends, The Giving Experience, GivingFund, and FundWare are either registered trademarks or trademarks of Kintera, Inc. in the U.S. and/or other countries.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements (including, without limitation, express or implied statements regarding the anticipated revenue and earnings per share for the first quarter of 2006) that involve risks and uncertainties. These forward-looking statements represent our estimates and assumptions only as of the date hereof. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, without limitation: the timing and substance of the completion of our review of our operating results, including the review of our independent auditors; our limited operating history; our history of losses; our dependence on increased acceptance by nonprofit organizations of online fundraising; lengthy sales cycles for major customers; our need to manage growth; risks associated with accounting for and processing large amounts of donations; the rapidly changing technologies and market demands; and other risks identified in our filings with the Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

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